UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Zynga Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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94103, and at any adjournments or postponements thereof, as follows: (Continued and to be sign

1. To elect as directors each of the eight nominees listed in the proxy statement to serve until the next annual meeting. 2. To approve, on an advisory basis, the compensation of Zynga’s named executive officers. 3. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Zynga’s named executive officers. 4. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2017. Whether or not direction is made, each of the proxies is authorized to vote in his best judgment on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” PROPOSALS 2 AND 4 AND “1 YEAR” FOR PROPOSAL 3. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Mark Pincus Frank Gibeau Dr. Regina E. Dugan William "Bing" Gordon Louis J. Lavigne, Jr. Ellen F. Siminoff Carol G. Mills Janice M. Roberts NOMINEES: This communication is not a voting form and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. A paper or e-mail copy of the proxy materials will not be sent to you unless you make a request for these materials. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 21, 2017. Please visit http://www.astproxyportal.com/ast/17382, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on Sunday, April 30, 2017. IN PERSON: You may vote your shares in person by attending the Annual Meeting. Information on attending the Annual Meeting, including directions, may be found at http://investor.zynga.com/events.cfm MAIL: You may request a card by following the instructions above. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of ZYNGA INC. To Be Held On: May 1, 2017 at 11:00 AM PT Zynga Inc. Headquarters, 699 8th Street, San Francisco, CA 94103

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000322510_1 R1.0.1.15 ZYNGA INC. Annual Meeting May 01, 2017 May 01, 2017 11:00 AM PST March 10, 2017 Zynga Inc. 699 8th Street San Francisco, CA 94103 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g g Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. g 0000322510_2 R1.0.1.15 1. Proxy Statement 2. Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2017 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000322510_3 R1.0.1.15 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Mark Pincus 02 Frank Gibeau 03 Dr. Regina E. Dugan 04 William "Bing" Gordon 05 Louis J. Lavigne, Jr. 06 Ellen F. Siminoff 07 Carol G. Mills 08 Janice M. Roberts The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve, on an advisory basis, the compensation of Zynga's named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3 To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Zynga's named executive officers. The Board of Directors recommends you vote FOR the following proposal(s): 4 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2017. NOTE: Whether or not direction is made, each of the proxies is authorized to vote in his best judgment on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000322510_4 R1.0.1.15